To our members,
The stock market had another solid performance in 2021 with the benchmark
S&P 500 index finishing 2021 with a gain of over 26%. The S&P 500 notched
70 all-time highs last year, second only to 1995.
What will 2022 look like? There are more headwinds than in the recent past, with inflation higher than we ve seen in 40 years, supply chain disruptions, probable interest rate hikes from the Federal Reserve, and the still-raging global COVID-19 pandemic. It also creates opportunities if the pandemic volatility fadesand supply chain issues ease. Overall, corporate earnings have been solid, and there is a strong employment market.
There are some things you can control and others you cannot. One thing you can control is working with your Financial Representative to create a portfolio that matches your time horizon, risk tolerance, risk capacity, and your personal financial goals.
If you are sensitive to stock market declines like we ve seen, consider reallocating your portfolio to make sure it also includes enough holdings that produce regular income. A balanced strategy with both growth and income will typically have less volatility and lower downside potential.
With a long-term focus, your WoodmenLife Variable Annuity should remain a solid part of your investment plan for retirement and protecting your family with its death benefit guarantee. Account values change daily, but portfolios built with prudent asset allocation and diversification have a much better chance to withstand the ups and downs of the market.
We are always available to answer questions and provide assistance. You can reach our Customer Contact Center at 1-877-664-3332, Monday through Friday,
8 a.m. to 4:30 p.m., CT.
Sincerely,
Tim Buderus
President & CEO
Woodmen Financial Services, Inc.